SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ROYCE MICRO-CAP TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY  MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 22, 2011.

ROYCE MICRO-CAP TRUST, INC.
Meeting Information Meeting Type: Annual For holders as of: 07/14/11 Date: 09/22/11 Time: 2:00 PM Location: Royce Micro-Cap Trust, Inc. 745 Fifth Avenue New York, New York 10151
PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

You are receiving this communication because you hold shares in the above named fund.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an over view of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M37405-P15197

——   Before You Vote   ——
How  to  Access  the  Proxy  Materials

Proxy  Materials  Available to  VIEW  or  RECEIVE:

PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow  ---> [ XXXX XXXX XXXX ] (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                          1)  BY INTERNET:       www.proxyvote.com
                          2)  BY TELEPHONE:   1-800-579-1639
                          3)  BY E-MAIL*:           sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  ---> [ XXXX XXXX XXXX ] (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 09/10/11.

——   How To Vote   ——
Please Choose One of the Following Voting Methods

Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  ---> [ XXXX XXXX XXXX ] available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M37406-P15197

The Board of Directors recommends a vote FOR the following.

1.	Election of Directors
Nominees:
01) Richard M. Galkin
02) Stephen L. Isaacs

2.	To transact such other business as may properly come before the meeting.

Please refer to the proxy materials for more detailed information on the above voting items.

M37407-P15197

The Board of Directors recommends a vote FOR the following.

1.	Election of Directors
Nominees:
01) Richard M. Galkin
02) Stephen L. Isaacs
03) Patricia W. Chadwick
04) David L. Meister

2.	To transact such other business as may properly come before the meeting.

Please refer to the proxy materials for more detailed information on the above voting items.

M37408-P15197

M37409-P15197